Filed electronically with the Securities and Exchange Commission on July 31, 2001


                                                               File No. 33-34819
                                                               File No. 811-6108

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                         Post-Effective Amendment No. 18                   / X /
                                                      --
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

                                Amendment No. 19                           / X /
                                              --

                          Investors Municipal Cash Fund
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------

            Philip J. Collora, Vice President and Assistant Secretary
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /         Immediately upon filing pursuant to paragraph (b)
/   /         60 days after filing pursuant to paragraph (a) (1)
/   /         75 days after filing pursuant to paragraph (a) (2)
/ X /         On August 1, 2001 pursuant to paragraph (b)
/   /         On August 1, 2001 pursuant to paragraph (a) (1)
/   /         On __________________ pursuant to paragraph (a) (2) of Rule 485.

              If appropriate, check the following box:
/   /         This post-effective amendment designates a new effective date for a previously filed post-effective amendment

P R O S P E C T U S  E N C L O S E D
--------------------------------------------------------------------------------


Investors
Municipal
Cash Fund





August 1, 2001



Investors Florida Municipal
Cash Fund


Investors Michigan Municipal
Cash Fund


Investors New Jersey Municipal
Cash Fund


Investors Pennsylvania Municipal
Cash Fund


Tax-Exempt New York Money
Market Fund

Investors Municipal
Cash Fund


P R O S P E C T U S


August 1, 2001


Investors Florida Municipal
Cash Fund

Investors Michigan Municipal
Cash Fund

Investors New Jersey Municipal
Cash Fund

Investors Pennsylvania Municipal
Cash Fund

Tax-Exempt New York Money
Market Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

I N V E S T O R S  M U N I C I P A L  C A S H  F U N D


About the Funds

  1   Investors Florida Municipal Cash Fund

  5   Investors Michigan Municipal Cash Fund

  9   Investors New Jersey Municipal Cash Fund

 13   Investors Pennsylvania Municipal Cash Fund

 17   Tax-Exempt New York Money Market Fund

 21   Other Policies and Risks

 21   Who Manages the Funds


Your Investment In the Funds

 27   Policies You Should Know About

 31   Understanding Distributions and Taxes

--------------------------------------------------------------------------------

Investors Florida Municipal Cash Fund

The Fund's Goal and Main Strategy

The fund seeks to provide maximum current income, that is exempt from federal income tax, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. The fund normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax. The fund may invest all of its assets in bonds whose net interest may be subject to the alternative minimum tax (AMT). The fund also normally invests at least 65% of total assets in Florida municipal securities.

Although the fund generally seeks investments that are exempt from the Florida intangibles tax, there is no assurance that the fund's shares will be so exempt.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks, and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------
Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. In addition, as interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, Florida's growing population could overburden the state's public services, or the state's tourism, agriculture or technology industries could experience economic downturns.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.


o This fund may appeal to individual Florida taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

Performance

The bar chart shows how the fund's total returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.64          2.38        3.27
1998          1999        2000

Best Quarter: 0.88%, Q2 2000
Worst Quarter: 0.49%, Q1 1999
Year-to-date return as of 6/30/2001: 1.20%



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2000
--------------------------------------------------------------------------------


          1 Year               Since Inception*
-----------------------------------------------------
          3.27%                      2.79%
-----------------------------------------------------

*   Inception date for the fund is 5/22/1997.

7-day yield as of 12/31/2000: 3.50%

In the chart, total returns for 1998 through 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                  None
--------------------------------------------------------------------
Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.48
--------------------------------------------------------------------
Total Annual Operating Expenses**                       1.20
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will cap expenses voluntarily at 0.95%. This cap may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years            10 Years
------------------------------------------------------------
     $122          $381         $660                $1,455
------------------------------------------------------------

--------------------------------------------------------------------------------

Investors Michigan Municipal Cash Fund

The Fund's Goal and Main Strategy

The fund seeks to provide maximum current income, that is exempt from federal and Michigan income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. The fund normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax. The fund may invest all of its assets in bonds whose net interest may be subject to the alternative minimum tax (AMT). The fund also normally invests at least 65% of total assets in Michigan municipal securities.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks, and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.


--------------------------------------------------------------------------------
Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. In addition, as interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, because Michigan's industrial base is concentrated in the manufacturing sector, the state's economy could be more volatile during a national economic downturn than that of states with more diversified industries.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.


o This fund may appeal to individual Michigan taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

Performance

The bar chart shows how the fund's total returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                            2.59      3.45
                                            1999      2000




Best Quarter: 0.92%, Q2 2000
Worst Quarter: 0.54%, Q1 1999
Year-to-date return as of 6/30/2001: 1.27%

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2000
--------------------------------------------------------------------------------




          1 Year               Since Inception*
-----------------------------------------------------
          3.45%                      2.96%
-----------------------------------------------------

*   Inception date for the fund is 4/6/1998.

7-day yield as of 12/31/2000: 3.79%


In the chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%)
(paid directly from your investment)                  None
--------------------------------------------------------------------

Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.35
--------------------------------------------------------------------
Other Expenses*                                         0.50
--------------------------------------------------------------------
Total Annual Operating Expenses**                       1.07
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will cap expenses voluntarily at 0.75%. This cap may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years          10 Years
---------------------------------------------------------------
     $109          $340         $590             $1,306
---------------------------------------------------------------

--------------------------------------------------------------------------------

Investors New Jersey Municipal Cash Fund

The Fund's Goal and Main Strategy

The fund seeks to provide maximum current income, that is exempt from federal and New Jersey income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. The fund normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax. The fund may invest all of its assets in bonds whose net interest may be subject to the alternative minimum tax (AMT). The fund also normally invests at least 65% of total assets in New Jersey municipal securities.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks, and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.


--------------------------------------------------------------------------------
Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. In addition, as interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, New Jersey's manufacturing, construction or service industries could experience economic downturns.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.


o This fund may appeal to individual New Jersey taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

Performance

The bar chart shows how the fund's total returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.40    2.20     3.01
1998    1999     2000



Best Quarter: 0.82%, Q2 2000
Worst Quarter: 0.44%, Q1 1999
Year-to-date return as of 6/30/2001: 1.02%

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2000
--------------------------------------------------------------------------------



          1 Year               Since Inception*
-----------------------------------------------------
          3.01%                      2.56%
-----------------------------------------------------

*   Inception date for the fund is 5/23/1997.

7-day yield as of 12/31/2000: 3.33%

In the chart, total returns for 1998 through 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------
Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.38
--------------------------------------------------------------------
Total Annual Operating Expenses**                       1.10
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will voluntarily cap expenses at 0.95%. This cap may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years            10 Years
------------------------------------------------------------------
     $112          $350         $606               $1,340
------------------------------------------------------------------

--------------------------------------------------------------------------------

Investors Pennsylvania Municipal Cash Fund

The Fund's Goal and Main Strategy

The fund seeks to provide maximum current income that is exempt from federal and Pennsylvania income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. The fund normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax. The fund may invest all of its assets in bonds whose net interest may be subject to the alternative minimum tax (AMT). The fund also normally invests at least 65% of total assets in Pennsylvania municipal securities.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks, and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------
Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. In addition, as interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, Pennsylvania's health, education or high-tech industries could experience economic downturns, or the state's ongoing loss of high-paying manufacturing jobs may impede income growth.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.


o This fund may appeal to individual Pennsylvania taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

Performance

The bar chart shows how the fund's total returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.63       2.41       3.27
1998       1999       2000

Best Quarter: 0.88%, Q2 2000
Worst Quarter: 0.50%, Q1 1999
Year-to-date return as of 6/30/2001: 1.14%



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2000
--------------------------------------------------------------------------------



          1 Year               Since Inception*
-----------------------------------------------------
          3.27%                      2.80%
-----------------------------------------------------

*   Inception date for the fund is 5/21/1997.

7-day yield as of 12/31/2000: 3.62%

In the chart, total returns for 1998 through 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------
Annual Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.56
--------------------------------------------------------------------
Total Annual Operating Expenses**                       1.28
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will voluntarily cap expenses at 0.95%. This cap may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years           10 Years
-------------------------------------------------------------
     $130          $406         $702              $1,545
-------------------------------------------------------------

--------------------------------------------------------------------------------

Tax-Exempt New York Money Market Fund

The Fund's Goal and Main Strategy

The fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements. The fund normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax. The fund does not consider bonds whose interest may be subject to the alternative minimum tax (AMT) as municipal securities for purposes of this limitation. The fund also normally invests at least 65% of total assets in New York municipal securities.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks, and possible interest rate movements.

The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yields when interest rates appear likely to fall.

--------------------------------------------------------------------------------
Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

As with most money market funds, the most important factor is short-term market interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. In addition, as interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance.

The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect portfolio securities and the fund's returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. For example, New York's finance, insurance or real estate industries could experience economic downturns.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states or localities


o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

o This fund may appeal to individual New York taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

Performance

The bar chart shows how the fund's total returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991        3.76
1992        2.19
1993        1.63
1994        2.04
1995        3.12
1996        3.01
1997        2.92
1998        2.63
1999        2.41
2000        3.22

Best Quarter: 1.05%, Q2 1991

Worst Quarter: 0.38%, Q1 1994

Year-to-date return as of 6/30/2001: 1.14%


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2000
--------------------------------------------------------------------------------


      1 Year           5 Years         10 Years
-----------------------------------------------------
      3.22%             2.84%           2.70%
-----------------------------------------------------

7-day yield as of 12/31/2000: 3.51%

In both the chart and the table, total returns for 1991 through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees                             None

(paid directly from your investment)
---------------------------------------------------------

Annual Operating Expenses
(deducted from fund assets)
---------------------------------------------------------
Management Fee                               0.22%
---------------------------------------------------------
Distribution (12b-1) Fee                     0.50
---------------------------------------------------------
Other Expenses*                              0.42
---------------------------------------------------------
Total Annual Operating Expenses**            1.14
---------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** The advisor will voluntarily cap expenses at 0.95%. This cap may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years        10 Years
-----------------------------------------------------------
     $116          $362         $628           $1,386
-----------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's goal and fundamental policy of investing at least 80% of net assets in municipal securities cannot be changed without shareholder approval.

o As a temporary defensive measure, the funds could invest in taxable money market securities. This would mean that the fund was not pursuing its goal.


o The investment advisor establishes a security's credit grade when it buys the security, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality falls below the minimum required for purchase by the fund, the security will be sold unless the investment advisor believes this would not be in the shareholders' best interests.

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages the Funds

The Investment Advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds and currently has more than $370 billion in assets under management.

The advisor takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are the advisor's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

The advisor receives a management fee. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of average daily net assets.



------------------------------------------------------
Fund Name                               Fee Paid
------------------------------------------------------
Investors Florida Municipal
Cash Fund                                0.21%
------------------------------------------------------
Investors Michigan Municipal
Cash Fund                                0.14%
------------------------------------------------------
Investors New Jersey Municipal
Cash Fund                                0.22%
------------------------------------------------------
Investors Pennsylvania Municipal
Cash Fund                                0.17%
------------------------------------------------------
Tax-Exempt New York
Money Market Fund                        0.11%
------------------------------------------------------

The Portfolio Managers

The portfolio managers handle the day-to-day management of the funds. Frank J. Rachwalski, Jr. serves as lead manager for each fund. Mr. Rachwalski began his investment career when he joined the advisor in 1973, and has managed each fund since its inception. Jerri I. Cohen serves as manager for each fund. Ms. Cohen joined the advisor in 1981 as an accountant and began her investment career in 1992 as a money market trader. Ms. Cohen joined each fund's team in 1998. Elizabeth Meyer serves as manager for each fund. Ms. Meyer joined the advisor in 1986 in the investment trust department. She began her investment career in 1992 as a performance analyst and became a money market trader in 1994. Ms. Meyer joined each fund's team in 1998.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

--------------------------------------------------------------------------------
-----------------------------------
Investors Florida Municipal Cash Fund
--------------------------------------------------------------------------------
-----------------------------------

Year ended March 31,                                           2001
2000           1999        1998(a)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, beginning of period                      $    1.00
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
   Net investment income                                        .03
 .02            .02           .02
--------------------------------------------------------------------------------
-----------------------------------
   Less distributions from net investment income              (.03)
(.02)          (.02)         (.02)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, end of period                            $    1.00
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
Total return (%) (b)                                           3.19
2.57           2.50          2.41**
--------------------------------------------------------------------------------
-----------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
-----------------------------------
Net assets, end of period ($ thousands)                      56,982
37,444         20,454         7,611
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses before expense reductions (%)             1.26(c)
1.13           1.09          .99*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses after expense reductions (%)               .96(c)
 .90            .85          .90*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of net investment income (%)                             3.06
2.58           2.36         2.74*
--------------------------------------------------------------------------------
-----------------------------------


(a) For the period May 22, 1997 (commencement of operations) to March 31, 1998.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.20% and .94%, respectively.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
-----------------------------------
Investors Michigan Municipal Cash Fund
--------------------------------------------------------------------------------
-----------------------------------

Year ended March 31,
2001           2000        1999(a)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, beginning of period                                    $
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
   Net investment income
 .03            .03           .02
--------------------------------------------------------------------------------
-----------------------------------
   Less distributions from net investment income
(.03)          (.03)         (.02)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, end of period                                          $
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
Total return (%) (b)
3.36        2.77(c)        2.41**
--------------------------------------------------------------------------------
-----------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
-----------------------------------
Net assets, end of period ($ thousands)
29,350         23,213        35,625
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses before expense reductions (%)
1.16(d)            .91          .87*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses after expense reductions (%)
 .78(d)            .75          .75*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of net investment income (%)
3.28           2.65         2.62*
--------------------------------------------------------------------------------
-----------------------------------


(a) For the period April 6, 1998 (commencement of operations) to March 31, 1999.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) Total return for the year ended March 31, 2000 includes the effect of a voluntary capital contribution from the advisor. Without this capital contribution, total return would have been lower.

(d) The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.07% and .75%, respectively.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
-----------------------------------
Investors New Jersey Municipal Cash Fund
--------------------------------------------------------------------------------
-----------------------------------

Year ended March 31,                                           2001
2000           1999        1998(a)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, beginning of period                      $    1.00
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
   Net investment income                                        .03
 .02            .02           .02
--------------------------------------------------------------------------------
-----------------------------------
   Less distributions from net investment income              (.03)
(.02)          (.02)         (.02)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, end of period                            $    1.00
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
Total return (%) (b)                                           2.89
2.38           2.26        2.22**
--------------------------------------------------------------------------------
-----------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
-----------------------------------
Net assets, end of period ($ thousands)                      77,046
47,174         15,330         4,665
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses before expense reductions (%)             1.14(c)
1.13           1.12         1.12*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses after expense reductions (%)               .95(c)
 .90            .90          .90*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of net investment income (%)                             2.80
2.42           2.13         2.55*
--------------------------------------------------------------------------------
-----------------------------------


(a) For the period May 23, 1997 (commencement of operations) to March 31, 1998.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.10% and .94%, respectively.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
-----------------------------------
Investors Pennsylvania Municipal Cash Fund
--------------------------------------------------------------------------------
-----------------------------------

Year ended March 31,                                           2001
2000           1999        1998(a)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, beginning of period                      $    1.00
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
   Net investment income                                        .03
 .03            .02           .02
--------------------------------------------------------------------------------
-----------------------------------
   Less distributions from net investment income              (.03)
(.03)          (.02)         (.02)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, end of period                            $    1.00
1.00           1.00          1.00
--------------------------------------------------------------------------------
-----------------------------------
Total return (%) (b)                                           3.15
2.58           2.50        2.42**
--------------------------------------------------------------------------------
-----------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
-----------------------------------
Net assets, end of period ($ thousands)                      24,521
21,114          6,003         3,195
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses before expense reductions (%)             1.36(c)
1.39           1.12         1.11*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses after expense reductions (%)               .96(c)
 .90            .90          .90*
--------------------------------------------------------------------------------
-----------------------------------
Ratio of net investment income (%)                             3.07
2.61           2.40         2.76*
--------------------------------------------------------------------------------
-----------------------------------

7

(a) For the period May 21, 1997 (commencement of operations) to March 31, 1998.

(b) Total returns would have been lower had certain expenses not been reduced.

(c) The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.28% and .93%, respectively.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
-----------------------------------
Tax-Exempt New York Money Market Fund
--------------------------------------------------------------------------------
-----------------------------------

Year ended March 31,                                                2001
2000     1999      1998      1997
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, beginning of period                             $  1.00
1.00      1.00     1.00      1.00
--------------------------------------------------------------------------------
-----------------------------------
   Net investment income                                             .03
 .03       .02      .03       .03
--------------------------------------------------------------------------------
-----------------------------------
   Less distributions from net investment income                   (.03)
(.03)     (.02)    (.03)     (.03)
--------------------------------------------------------------------------------
-----------------------------------
Net asset value, end of period                                   $  1.00
1.00      1.00     1.00      1.00
--------------------------------------------------------------------------------
-----------------------------------
Total return (%) (a)                                                3.11
2.59      2.50     2.90      3.03
--------------------------------------------------------------------------------
-----------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
-----------------------------------
Net assets, end of period ($ thousands)                          175,481
242,356   184,497  104,198    60,575
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses before expense reductions (%)                    1.18(b)
 .97       .98      .98       .96
--------------------------------------------------------------------------------
-----------------------------------
Ratio of expenses after expense reductions (%)                      .87(b)
 .80       .80      .80       .44
--------------------------------------------------------------------------------
-----------------------------------
Ratio of net investment income (%)                                  3.10
2.58      2.41     2.83      2.96
--------------------------------------------------------------------------------
-----------------------------------


(a) Total returns would have been lower had certain expenses not been reduced.

(b) The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.14% and .86%, respectively.

Your Investment In The Funds


The following pages describe the main policies associated with buying and selling shares of the funds. There is also information on dividends and taxes and other matters that may affect you as a fund shareholder.

Because these funds are available only through a financial services firm, such as a broker or financial institution, you should contact a representative of your financial services firm for instructions on how to buy or sell fund shares.

Policies You Should Know About

The policies below may affect you as a shareholder. In any case where materials provided by your financial services firm contradict the information given here, you should follow the information in your firm's materials. Please note that a financial services firm may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-231-8568.

Rule 12b-1 Plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of a fund that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that fund. Under the 12b-1 plan, each fund pays an annual distribution services fee, payable monthly, of 0.50% of that fund's average daily net assets (except Investors Michigan Municipal Cash Fund, which pays 0.35%). Because 12b-1 fees are paid out of the funds' assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost more than paying other types of sales charges.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Normally, each fund calculates its share price twice every business day: at 12:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, each fund expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through financial services firms must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your financial services firm should be able to tell you when your order will be processed.

Wire transactions that arrive by 12:00 p.m. Eastern time will receive that day's dividend. Wire transactions received between 12:00 p.m. Eastern time and 4:00 p.m. Eastern time will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Checkwriting lets you sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokerages, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

If your shares are registered directly with the funds' transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Cash Products Group
P.O. Box 219153
Kansas City, MO 64121-9153

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: ten days) or when unusual circumstances prompt the SEC to allow further delays.

Your financial services firm may set its own minimum investments, although those set by the funds are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

o  Minimum investment with an automatic investment plan: $50

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

How the funds calculate share price

Each fund's share price is its net asset value per share, or NAV. To calculate NAV, a fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
   -------------------------------------   = NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30.5% (30% in 2002 and 2003) of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o  change, add or withdraw various services, fees and account policies

o  reject or limit purchases of shares for any reason

o  withdraw or suspend any part of the offering made by this prospectus

o ask a fund for approval before accepting any purchase order that would bring a shareholder's account balance above $3 million

Understanding Distributions and Taxes

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to declare income dividends daily, and pay them monthly. The funds may make short- or long-term capital gains distributions in November or December, and may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Dividends from the funds are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal, state and local income tax liability. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest its assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

The following tables show the usual tax status of transactions in portfolio shares as well as that of any taxable distribution from a fund:



Generally taxed at ordinary income rates
-------------------------------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------------------------------
o taxable dividends you receive from the funds
-------------------------------------------------------------------------------
o short-term capital gains distributions received from the funds
-------------------------------------------------------------------------------

Generally taxed at long-term capital gains rates
-------------------------------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------------------------------
o long-term capital gains distributions received from the funds
-------------------------------------------------------------------------------

You will be sent detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These have detailed performance figures, a list of everything each fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call 1-800-231-8568.

Statement of Additional Information (SAI) -- This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the fund at the SEC's Public Reference
Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments.

SEC
Public Reference Section
Washington, DC 20549-0102
1-800-942-8090
www.sec.gov


SEC File Number
Investors Municipal Cash Fund       811-6108

                          INVESTORS MUNICIPAL CASH FUND


             Investors Florida Municipal Cash Fund ("Florida Fund")
            Investors Michigan Municipal Cash Fund ("Michigan Fund")
          Investors New Jersey Municipal Cash Fund ("New Jersey Fund")
        Investors Pennsylvania Municipal Cash Fund ("Pennsylvania Fund")
             Tax-Exempt New York Money Market Fund ("New York Fund")

                  (Each, a "Fund" and collectively the "Funds")

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-231-8568


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2001

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Investors Municipal Cash Fund (the "Trust") dated August 1, 2001. The prospectus may be obtained without charge from the Trust by calling 1-800-231-8568, and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).


                                  ------------

                                TABLE OF CONTENTS
                                                                       Page



INVESTMENT OBJECTIVES AND POLICIES........................................3

MUNICIPAL SECURITIES......................................................6

STATE SPECIFIC RISK FACTORS..............................................11

INVESTMENT RESTRICTIONS..................................................32

INVESTMENT ADVISOR AND SHAREHOLDER SERVICES..............................35

PORTFOLIO TRANSACTIONS...................................................41

PURCHASE AND REDEMPTION OF SHARES........................................42

DIVIDENDS, TAXES AND NET ASSET VALUE.....................................46

PERFORMANCE..............................................................49

OFFICERS AND TRUSTEES....................................................56

SPECIAL FEATURES.........................................................61

SHAREHOLDER RIGHTS.......................................................64

The financial statements appearing in the Trust's Annual Report to Shareholders dated March 31, 2001 are incorporated herein by reference. The Trust's Annual Report accompanies this Statement of Additional Information and may be obtained without charge by calling 1-800-231-8568.


printed on recycled paper

INVESTMENT OBJECTIVES AND POLICIES


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor" or "Zurich Scudder"), in its discretion, might, but is not required to, use in managing a Fund's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

The Trust is a registered open-end, non-diversified management investment company that offers a choice of five investment portfolios ("Funds"). Each Fund seeks to provide, to the extent consistent with stability of capital, maximum current income that is exempt from federal income taxes and, in the case of certain Funds, the income taxes of a particular state. The Trust may offer additional Funds in the future.


Each Fund is a money market mutual fund that has been designed to provide investors with professional management of short-term investment dollars. Each Fund pools individual and institutional investors' money which it uses to buy tax-exempt money market instruments. Because the Funds combine their respective shareholders' money, they can buy and sell large blocks of securities, which reduces transaction costs and increases yields. The Funds are managed by investment professionals who analyze market trends to take advantage of changing conditions. Investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Funds invest, are generally considered among the safest available. There can be no assurance that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.


As a fundamental investment policy, each Fund will under normal market conditions maintain at least 80% of its investments in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes ("Municipal Securities"). In addition, each Fund will, under normal market conditions, maintain at least 80% of its net assets in municipal securities, the income from which is exempt from federal income taxes. Each of the Funds may invest in bonds whose net interest may be subject to the federal alternative minimum tax. In compliance with the position of the staff of the Securities and Exchange Commission ("SEC"), each Fund does not consider such bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy for each Fund so long as the SEC staff maintains its position, after which it would become non-fundamental. Each Fund's assets will consist of Municipal Securities and temporary investments as described below and cash.

The New York Fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest ratings of municipal securities assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa), or assigned by Standard & Poor's Corporation ("S&P") (AAA or AA); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined by the Board of Trustees or its delegate to be at least equal in quality to one or more of the above categories.

The Florida, Michigan, New Jersey and Pennsylvania Funds will invest only in Municipal Securities that at the time of purchase: (a) are rated high quality by Moody's, S&P, Duff Phelps, Inc., Fitch Investor's Services, Inc. or any other nationally recognized statistical rating organization ("NRSRO") as determined by the SEC; (b) are unrated, if in the discretion of the Board of Trustees or its delegate the Municipal Securities are determined to be at least equal in quality to one or more of the ratings in subparagraph (a) immediately above; or (c) are fully collateralized by an escrow of U.S. Government securities.




The Funds limit their portfolio investments to securities that meet the diversification, maturity and quality requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). From time to time, a significant portion of a Fund's securities may be supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.


A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of a Fund's net assets value at the time of the transaction would be invested in such securities.


From time to time, as a defensive measure, including during periods when acceptable short-term Municipal Securities are not available, each Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P for the New York Fund; debt securities rated high quality by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; commercial paper rated in the two highest grades by either Moody's or S&P for the New York Fund; commercial paper rated high quality by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year. Interest income from temporary investments is taxable to shareholders as ordinary income. Although a Fund is permitted to invest in taxable securities, it is each Fund's primary intention to generate income dividends that are not subject to federal income taxes and, in the case of all Funds, the income taxes of a particular state.

The Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. A Fund will not borrow for leverage purposes. Up to 25% of the total assets of a Fund may be invested at any time in debt obligations of a single issuer or of issuers in a single industry, and a Fund may invest without limitation in Municipal Securities the income on which may be derived from projects of a single type. Certain Municipal Securities, such as general obligation bonds, are not deemed an "issuer" for the 25% limitation.

Although the Trust has registered as a "non-diversified" investment company, each Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 generally provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows each Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since each Fund is concentrated in securities issued by a particular state or entities within that state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in a Fund may be subject to more risk than an investment in other types of money market funds.


FLORIDA FUND. The objective of the Florida Fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with stability of capital. The Florida Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of the State of Florida, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and other securities that are, in the opinion of bond counsel to the issuer, exempt from the Florida intangibles tax and the interest from which is exempt from regular federal income taxes ("Florida Municipal Securities"). Dividends representing interest income received by the Florida Fund on Florida Municipal Securities will be exempt from regular federal income taxes. Dividend income may be subject to state and local taxes. Florida currently has no income tax for individuals. Since the investment manager believes that exemption from the Florida intangibles tax is likely to be available, the Florida Fund generally will seek investments enabling shares of the Florida Fund to be exempt from the intangibles tax. However, there is no assurance that an exemption from the Florida intangibles tax will be available. Florida Municipal Securities may at times have lower yields than other tax-exempt securities. As a temporary defensive position, to the extent Florida Municipal Securities are at any time unavailable or unattractive for investment by the Florida Fund, it will invest in other debt securities the interest from which is exempt from regular federal income taxes or in taxable securities. Under normal market conditions, as a non-fundamental policy, the Florida Fund will maintain at least 65% of its total assets in Florida Municipal Securities.

MICHIGAN FUND. The objective of the Michigan Fund is to provide maximum current income that is exempt from federal and Michigan income taxes to the extent consistent with stability of capital. The Michigan Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of the state of Michigan, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income taxes and Michigan personal income taxes ("Michigan Municipal Securities"). Dividends representing interest income received by the Michigan Fund on Michigan Municipal Securities will be exempt from regular federal income taxes and Michigan personal income taxes. Such dividend income may be subject to other state and local taxes. To the extent that Michigan Municipal Securities are at any time unavailable or unattractive for investment by the Michigan Fund, it will invest temporarily in other debt securities the interest from which is exempt from regular personal federal income taxes or in taxable securities. Under normal market conditions, as a non-fundamental policy, the Michigan Fund will maintain at least 65% of its total assets in Michigan Municipal Securities.

NEW JERSEY FUND. The objective of the New Jersey Fund is to provide maximum current income that is exempt from federal and New Jersey income taxes to the extent consistent with stability of capital. The New Jersey Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of New Jersey, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income taxes and New Jersey personal income taxes ("New Jersey Municipal Securities"). Dividends representing interest income received by the New Jersey Fund on New Jersey Municipal Securities will be exempt from regular federal income taxes and New Jersey personal income taxes. Such dividend income may be subject to other state and local taxes. To the extent that New Jersey Municipal Securities are at any time unavailable or unattractive for investment by the New Jersey Fund, it will invest temporarily in other debt securities the interest from which is exempt from regular federal income taxes or in taxable securities. Under normal market conditions, as a non-fundamental policy, the New Jersey Fund will maintain at least 65% of its total assets in New Jersey Municipal Securities.

NEW YORK FUND. The objective of the New York Fund is to provide maximum current income that is exempt from federal, New York State and New York City income taxes to the extent consistent with stability of capital. The New York Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of New York State, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is, in the opinion of bond counsel to the issuer, exempt from regular federal income taxes and New York State and New York City personal income taxes ("New York Municipal Securities"). Dividends representing net interest income received by the New York Fund on New York Municipal Securities will be exempt from regular federal income taxes and, New York State and New York City personal income taxes. Such dividend income may be subject to other state and local taxes. To the extent New York Municipal Securities are at any time unavailable or unattractive for investment by the New York Fund, it will invest in other debt securities the interest from which is exempt from Federal income taxes or in taxable securities. Under normal market conditions, as a non-fundamental policy, the New York Fund will maintain at least 65% of its total assets in New York Municipal Securities.

PENNSYLVANIA FUND. The objective of the Pennsylvania Fund is to provide maximum current income that is exempt from federal and Pennsylvania income taxes to the extent consistent with stability of capital. The Pennsylvania Fund pursues its objective primarily through a professionally managed, non-diversified portfolio of short-term high quality municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest from which is in the opinion of bond counsel to the issuer, exempt from regular federal income taxes and Pennsylvania personal income taxes ("Pennsylvania Municipal Securities"). Dividends representing interest income received by the Pennsylvania Fund on Pennsylvania Municipal Securities will be exempt from regular federal income taxes and Pennsylvania personal income taxes and (for residents of Philadelphia) from Philadelphia School District Income Tax and (for residents of Pittsburgh) from the intangibles tax for the City and School District of Pittsburgh. Such dividend income may be subject to other state and local taxes. To the extent that Pennsylvania Municipal Securities are at any time unavailable or unattractive for investment by the Pennsylvania Fund, it will invest temporarily in other debt securities the interest from which is exempt from regular federal income taxes or in taxable securities. Under normal market conditions, as a non-fundamental policy, the Pennsylvania Fund will maintain at least 65% of its total assets in Pennsylvania Municipal Securities.


MUNICIPAL SECURITIES

Municipal Securities that a Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.


Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income taxes. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issuers.


Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.


Among other types of instruments, a Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, warrants and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.


Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Each Fund may purchase other Municipal Securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law which litigation ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Each Fund may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. Each Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers which are determined by the Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.


Each Fund may invest in certain Municipal Securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments ("Variable Rate Notes"). The interest rate on Variable Rate Notes ordinarily is determined by reference to or is a percentage of a bank's prime rate, the 90 day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, or some similar objective standard. Generally, the changes in the interest rate on Variable Rate Notes reduce the fluctuation in the market value of such notes. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Each Fund currently intends to invest a substantial portion of its assets in Variable Rate Notes. Variable Rate Demand Notes have a demand feature which entitles the purchaser to resell the securities at amortized cost. The rate of return on Variable Rate Demand Notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable rate instruments with a demand feature enable a Fund to purchase instruments with a stated maturity in excess of one year. Each Fund determines the maturity of variable rate instruments in accordance with Rule 2a-7, which allows a Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Each Fund may purchase high quality certificates of participation ("Certificates of Participation") in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. While a Fund may invest without limit in Certificates of Participation, it is currently anticipated that such investments will not exceed 25% of a Fund's total assets.


Each Fund may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them purchased on the date when it commits itself to the purchase.


A security purchased on a when-issued basis, like all securities held in a Fund's portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and depreciate in value when interest rates rise. Therefore if, in order to achieve higher interest income, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the net asset value of a Fund's shares will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.


Each Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of securities may result in the realization of gains that are not exempt from federal income taxes, and in the case of certain Funds, income taxes of a state.


Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, and the size, maturity and rating of the particular offering. The ratings of NRSROs represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields.

In seeking to achieve its investment objective, a Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although a Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Advisor. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits each Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent each Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Repurchase Agreements. The Funds may invest in repurchase agreements. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer.


A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.


It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Code of Ethics. The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


STATE SPECIFIC RISK FACTORS


The following information as to certain risk factors is given to investors because each Fund concentrates its investments in either Florida, Michigan, New Jersey, New York or Pennsylvania Municipal Securities (as defined herein). Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of Florida, Michigan, New Jersey, New York and Pennsylvania issuers and other sources of economic data.

Florida Fund. The State of Florida has grown dramatically since 1990 and as of April 1, 2001 ranked fourth nationally with an estimated population of 15.982 million. Florida's growth rate since 1990 has been 23.5% compared to a 13.2% growth rate during that same period for the entire U.S. Florida ranked fourth in terms of the increase in the number of persons residing in the state between April 1, 1990 and April 1, 2000 and seventh in terms of percentage population growth during that same period. It is estimated that Florida's population will grow to 18.9 million by April 2010.

Florida's revenue is no longer experiencing strong growth but is holding steady. For fiscal year 2000-2001, the estimated General Revenue plus Working Capital and Budget Stabilization funds totaled $21,156.1 million, a 1% increase over
1999-2000, compared with a 6% increase in the prior fiscal year. Fiscal Year 2001 revenue growth is driven by the State's sales tax collections. The six percent tax accounts for close to 75% of total revenues through May 31, 2001. A July 2001 estimate shows an expected year-end surplus of $297.2 million. When this is combined with the Budget Stabilization Fund balance of $940.9 million, Florida's total reserves are $1,238.1 million, or 6% of current year appropriations.

Florida voters approved a constitutional amendment in November of 1994 which places a limit on the rate of growth in state revenues, limiting such growth to no more than the growth rate in Florida personal income. In any year, the revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the limitation in the previous year. State revenues collected for any fiscal year in excess of the limitation are to be transferred to the Budget Stabilization Fund until such time that the fund reaches its maximum (10% of general revenue collections in the previous fiscal year) and then are to be refunded to taxpayers as provided by general law. The Legislature, by a two-thirds vote of the membership of each house, may increase the allowable state revenue for any fiscal year. State revenue for this purpose, is defined, with certain Constitutional limitations, as taxes, licenses, fees, and charges for services imposed by the Legislature on individuals, businesses or agencies outside of state government. The Florida Constitution requires that in the event there is a transfer of responsibility for the funding of governmental functions between the state and other levels of government, an adjustment to the revenue limitation is to be made by general law to reflect the fiscal impact of this shift.

Florida's job market is beginning to reflect the nationwide economic down turn. The state's June 2001 unemployment rate was 4% percent, 0.4 percentage points higher than the year ago rate of 3.6%. Out of a civilian labor force of 7,743,000 in June of 2001 there were 313,000 jobless Floridians. Initial claims for unemployment compensation rose for 11 consecutive months, from July 2000 to June 2001. The U.S. unemployment rate was 4.5% June 2001, just above Florida's rate.

Florida's total nonagricultural employment as of June 2001, rose by 219,700 jobs, or 3.9%% from a year ago. All major nonagricultural industries posted increases in employment from the prior year except manufacturing. Services industry employment, Florida's largest industry, grew by 5.5% over the year and added the highest number of new jobs (+146,800). However, the services industry's rate of increase declined from the year earlier rate of growth of 7.6%. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. In June 2001, services constituted 38% and trade 24% of the State's total non-farm jobs.

The construction industry added only 5,200 jobs over the year, the lowest rate of growth for that industry (1.3%) since February 1997. Finance, insurance, and real estate and government also experienced year-to-year increases of 16,000 jobs and 9,500 jobs, respectively.

Tourism  is one of  Florida's  most  important  industries.  According  to Visit
Florida (formerly the Florida Tourism Commission), about 74 million people visited the State in 2000, up from about 59 million people in 1999. Tourists effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.

Florida has had substantial population increases over the past few years and these are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Florida has also experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

Florida's 1997 tobacco settlement, as amended in 1998, is expected to total $13 billion over a 25-year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. For fiscal year 2000-2001 the state had available $635.7 million from the tobacco settlement. These funds were used primarily for various health care purposes

Florida has a moderate debt burden. As of June 30, 2000 full faith and credit bonds totaled $9.156 billion and revenue bonds totaled $6.934 billion for a total debt of $16.09 billion. Full faith and credit debt per capita at June 30, 2000 was $608. In fiscal year 2000-20001, debt service as a percent of Governmental Fund expenditures was only 1.9%, down from 1.99% in the prior fiscal year. In recent years debt issuance for the State has been increasing. The State brought a new indenture to the market in late Fiscal Year 1998, the Florida Lottery Bonds. These bonds will finance capital improvements for Florida schools.

As of mid July 2001, the State's general obligation debt was rated "Aa2" by Moody's Investors Service, Inc. ("Moody's") and "AA+" by Standard & Poor's Corporation ("S&P").

Michigan Fund

The principal sectors of the State's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 14.4% by 2000. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. Contrary to that prior historical trend, however, for each of the last seven years, the average monthly unemployment rates in the State were less than the national averages. For 1998, 1999 and 2000 the average monthly unemployment rates in the State were 3.9%, 3.8% and 3.6%, respectively, as compared to national averages of 4.5%, 4.2% and 4.0%, respectively.

Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the State legislature, the total of which may not be less than the total of all appropriations made from the find for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

The State's Constitution limits the Amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 55 percent of General Fund revenues are obtained from the payment of State taxes and approximately 45 percent from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax, and the sales tax. In addition the State levies various other taxes. Approximately two-thirds of total General Fund expenditures are made for education, and by the State's Family Independence Agency and Department of Community Health.

The governor's executive budget for fiscal year 2001-2002 was submitted to the State legislature on February 8, 2001 and recommended a fiscal year 2001-2002 General Fund -- General Purpose budget of approximately $9.8 billion.

The State maintains a Counter-Cyclical Budget and Economic Stabilization Fund (the "BSF") which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $614.5 million on September 30, 1996, $579.8 million on September 30, 1997, $1,000.5 million on September 30, 1998, $1,222.5 million on September 30, 1999 and $1,264.4 million on September 30, 2000. The balance is net of a reserve for future education funding, of $539.1 million on September 30, 1996 and $572.6 million on September 30, 1997.

Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

The State has issued and has outstanding general obligation full faith and credit bonds for water resources, environmental protection program, recreation program and school loan purposes totalling, as of September 30, 2000, approximately $900.2 million. On November 2, 2000 the State issued $60 million in general obligation bonds for environmental purposes. On April 12, 2001 the State issued $81.3 million in general obligation bonds for the purpose of making loans to school districts. In November 1988, the State's voters approved the issuance of $800 million of general obligation bonds for environmental protection and recreational purposes; of this amount approximately $114 million remains to be issued as of April 1, 2001. In addition, in November 1998, the State's voters approved the issuance of $675 million in general obligation indebtedness for environmental and other purposes; of this amount approximately $578.1 million remains to be issued as of April 1, 2001.

Other Issuers of Michigan Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

Ratings. As of June 1, 2001, the State's general obligation bonds are rated "Aaa" by Moody's, "AAA" by S&P and "AA+" by Fitch. In September, 2000, the State received an upgrade from S&P from its prior rating of "AA+". In October, 2000, the State received an upgrade from Moody's from its prior rating of "Aa1". In April, 1998, the State received an upgrade from Fitch from its prior rating of "AA".

Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of June 1, 2001, these lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of these proceedings was not determinable as of June 1, 2001.

New Jersey Fund. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During 2000, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion - the 8th consecutive year of expansion.

Employment within the State increased by 1.6% in 2000, resulting in an increase of more than 60,000 jobs. This was the 4th consecutive year that employment gains exceeded 60,000. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (17,300). The engineering/consulting/research sector and the computer/data processing services sector accounted for 10,000 of 28,600 job gains in the services sub-sector.

During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters:" health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

With strong labor market conditions, New Jersey's personal income increased at a pace of 5.4% in 2000, substantially stronger than the 4% rate in 1999. The strong State economy also led to a retail sales growth of almost 9%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high. New vehicle registrations grew 10% in 2000 to the highest level since 1986.

New Jersey's unemployment rate fell below 4.0% in 2000, a rate which was below the national rate. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992.

The economic outlook for 2001/2002 is for slower but positive growth. Employment is expected to increase by approximately 1% or 40,000 jobs each year, reflecting a slower growing national economy and continuing shortages in skilled technical specialties. The outlook also anticipates moderate but fairly steady growth in State personal income at 5.3% in 2001 and 5.5% in 2002.

The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It is estimated that Fiscal Year 2001 ended with a surplus of $101 million and it is estimated that Fiscal Year 2002 will end with a surplus of $155 million. The Fiscal Year 2000 figure includes payment of $112.8 million from the settlement of the litigation with the tobacco companies. The Fiscal year 2001 and 2002 estimates include anticipated payments of $153.2 million and $293.4 million, respectively, from the settlement of the litigation with the tobacco companies.

The State's Fiscal Year 2002 revenue projections are based on moderate overall economic growth. Total general fund and available revenues are projected to be $23.1 billion. Of this amount 39.5% is recommended for State Aid to Local Governments, 31.9% is recommended for Grants-in-Aid, 21.1% is recommended for Direct State Services, 2.3% is recommended for Debt Service on State general obligation bonds and 5.1% is recommended for Capital Construction. Of these appropriations, the largest recommended State Aid appropriation in the amount of $7,451.0 million is provided for local elementary and secondary education programs. The second largest portion of recommended appropriation in Fiscal Year 2002 is for Grants-in-Aid, totaling $7,395.3 million, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State. Of this amount the largest amount recommended is for programs administered by the Department of Human Services. The third largest portion of recommended appropriations in Fiscal Year 2002 is applied to Direct State Services which supports the operations of State government's departments, the Executive Office, several commissions, the State Legislature and the Judiciary. This amount totals $4,900.4 million for Fiscal Year 2002, of which the largest amounts are recommended for programs administered by the Department of Human Services and the Department of Law and Public Safety.

In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In Fiscal Year 2002, the amount recommended for this purpose is $1,177.3 million, of which $709.5 million is for transportation projects and debt service and is being credited to the Transportation Trust Fund Account of the General Fund. In addition, $98.0 million is for open space preservation, $54.8 million is for hazardous substance remediation and underground tank remediation and $25.0 million is for shore protection. All appropriations for capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are $700 million of tax and revenue anticipation notes outstanding which notes matured on June 15, 2001. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning

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of the State  constitution.  Such notes  constitute  special  obligations of the
State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2000, the State's outstanding general obligation bonded indebtedness totaled $3.8 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $529.4 million for Fiscal Year 2002.

At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

The State's general obligation ratings are rated Aa1 by Moody's and AA+ by S&P. New Jersey's strong economic growth during the past eight years and its growing reserves support its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. Although these ratings indicate that the State is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.




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New York  Fund.




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This summary  information  is not intended to be a complete  description  and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was January 26, 2001. Due to the State's fiscal calendar, historical financial data for the 2000-01 fiscal year were not available as of the date of this SAI.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

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

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

The forecast of the State's economy shows continued expansion throughout 2001. Continued growth is projected for 2001 and 2002 in employment, wages and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.8 percent in 2000, fueled in part by a large increase in financial- sector bonus payments at the beginning of the year and strong growth in total employment. Personal income is projected to grow 4.6 percent in 2001 and 3.9 percent in 2002. Bonus payments are projected to grow 2.4 percent in 2001 and 3.6 percent in 2002, representing distinctly lower growth than the 19.4 percent for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to general economic slowdown. Overall, employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint and restructuring in the manufacturing, health care, social services and financial sectors.

Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

There  can  be  no  assurance   that  the  State  economy  will  not  experience
worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000).

The State issued the third quarterly update of the 2000-01 Financial Plan on January 16, 2001 in conjunction with its release of the 2001-02 Executive
Budget. The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. As of January 26, 2001, the Division of the Budget ("DOB") did not anticipate any material revisions to the 2001-02 Financial Plan.

The DOB expected the State to close the 2000-2001 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The DOB proposed that at the end of the fiscal year, $80 million from the surplus be deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). In the 2001-02 Executive Budget, the Governor proposes to use the remaining $1.28 billion from the projected 2000-01 surplus to help guard against the impact of a national economic downturn and ensure that the previous tax reduction commitments proceed on schedule.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Through the first nine months of 2000-01, General Fund receipts, including transfers from other funds, totaled $32.54 billion and were projected to total $40.12 billion for the fiscal year. General Fund disbursements, including transfers to other funds, totaled $27.23 billion for the first nine months of 2000-01 and were projected to total $39.90 billion for the year.

The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion, or 5.8 percent, over 2000-01. General Fund disbursements, including transfers to other funds, are projected to grow by 3.6 percent to $41.34 billion, an increase of $1.45 billion over the revised 2000-01 projections. State Funds spending (the portion of the budget supported exclusively by State taxes, fees and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9 percent. Spending from all Governmental Funds is expected to grow by 5.3 percent, increasing by $4.19 billion to $83.62 billion.

Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid is projected at $12.13 billion, $612 million or 5.3 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million)
 .

The 2001-02 Financial Plan projects a closing balance in the General Fund of $2.26 billion, comprised of $1.28 billion in new reserve for economic uncertainties proposed by the Governor, $627 million in the Tax Stabilization Reserve Fund ("TSRF"); $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks); $188 million in the Community Projects Fund ("CPF") (which finances legislative initiatives); and $14 million in the Universal Pre-Kindergarten Fund.

The 2000-01 Financial Plan, as updated, projected a closing balance in the General Fund of $1.14 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $338 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.14 billion balance in the General Fund, it was projected that the State would have $1.85 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a projected $1.2 billion for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).

Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The closing fund balance excludes The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

$3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter
of  law,  to  contract  indebtedness,   issue  its
obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys  general for forty-six states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Pennsylvania  Fund.

The five year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average of 5.5% during the five-year period. The growth rate for taxes was 5.0%. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3% during the period. Expenditures and other uses during the fiscal 1996 through 2000 period rose at a 4.5% average rate.





Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4% in 1999. From 1994 through 1999, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. During 1999, the annual average unemployment rate in the Commonwealth was a 4.2%, compared to a 4.2% for the United States. As of May 2001, the most recent month for which data is available, the unemployment rate for the Commonwealth was a 4.5%, compared to a 4.1% for the United States.


Pennsylvania is still in the midst of various lawsuits challenging school funding. The suits are challenging the issue of equitable funding for school districts in rural and urban schools. According to the Commonwealth, this lawsuit has been in the courts for some time and will not be resolved in the near future.


The Commonwealth is benefiting from a favorable economy which has lead to improved finances; however recent data indicate that the Commonwealth's, similar to the national, economy is not growing as quickly as in most of the 1990's.

All outstanding general obligation bonds of the Commonwealth of Pennsylvania were rated AA by S&P and Aa2 by Moody's.


INVESTMENT RESTRICTIONS


Each Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of the vote of (a) 67% of a Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of a Fund's outstanding shares. In addition, each Fund limits its portfolio investments to securities that meet the quality, maturity and diversification requirements of Rule 2a-7 under the 1940 Act.


The New York Fund may not, as a fundamental policy:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.


(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).


(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.


(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its Advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers that invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities as defined in the 1940 Act.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of fundamental policy the Pennsylvania Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)  purchase   physical   commodities   or   contracts   relating  to  physical
     commodities;

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


The following policies are non-fundamental, which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Pennsylvania Fund may not:

(i) borrow money in an amount greater than one-third of its total assets, except for temporary or emergency purposes;

(ii) lend portfolio securities in an amount greater than 5% of its total assets;

(iii)invest more than 10% of net assets in illiquid securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Florida, Michigan and New Jersey Funds each may not, as a fundamental policy:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.


(6) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.


(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(8)  Issue senior securities as defined in the 1940 Act.

The Florida, Michigan and New Jersey Funds each have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Florida, Michigan and New Jersey Funds each may not:


(i) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(ii) Invest for the purpose of exercising control or management of another issuer.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Although the Trust has registered as a "non-diversified" investment company, each Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 generally provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7).


INVESTMENT ADVISOR AND SHAREHOLDER SERVICES

Investment Advisor. Zurich Scudder Investments, Inc. ("Zurich Scudder" or the "Advisor") 345 Park Avenue, New York, New York, is the investment advisor for each Fund. Zurich Scudder is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Zurich Scudder is owned by Zurich Scudder's officers and employees. Responsibility for overall management of each Fund rests with the Trust's Board of Trustees and officers. Pursuant to an investment management agreement, Zurich Scudder acts as each Fund's Advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records related thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The investment management agreement provides that Zurich Scudder shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the investment management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Zurich Scudder in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the investment management agreement.

In certain cases the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles as the Funds. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI") and Zurich Kemper Value Advisors, Inc. ("ZKVA"), former subsidiaries of Zurich. ZKI was the former investment advisor for each Fund. Upon completion of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's then current investment management agreement with the Advisor was deemed to have been assigned and, therefore, terminated. The Board approved the new investment management agreement (the "Agreement") with the Advisor, which is substantially identical to the prior investment management agreement, except for the dates of execution and termination. The Agreement became effective on September 7, 1998, upon the termination of the then current investment management agreement, and was approved at a shareholder meeting held on December 17, 1998.

The Agreement, dated September 7, 1998, continues in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's trustees or of a majority of the outstanding voting securities of the Trust. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services.

On  January  1,  2001,  the  Advisor   changed  its  name  from  Scudder  Kemper
Investments, Inc. to Zurich Scudder Investments, Inc.


If additional Funds become subject to the Agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis and the management fee and the expense limitations shall be computed based upon the average daily net assets of all Funds subject to the Agreement and shall be allocated among such Funds based upon the relative net assets of such Funds. Additional Funds may be subject to a different agreement.

For the services and facilities furnished, the Funds pay a monthly investment management fee, on a graduated basis of 1/12 of the following annual rates.



Average
Daily Net Assets                                                      All Funds
----------------                                                      ---------

$0-$500 million                                                          .22 %
$500-$1 billion                                                          .20 %
$1 billion-$2 billion                                                    .175%
$2 billion-$3 billion                                                    .16 %
Over $3 billion                                                          .15 %


The table below shows the total gross advisory fees paid by each Fund for the past three fiscal years.

Fund                 2001                       2000                   1999
----                 ----                       ----                   ----
Florida*            $100,021                   $60,942                $20,000
Michigan*            $59,295                   $59,306                $72,000
New Jersey*         $143,386                   $61,901                $19,000
New York            $469,185                  $447,684               $296,000
Pennsylvania*        $52,440                   $25,492                 $9,000

The table below shows the net advisory fees paid by each Fund for the past three fiscal years (after the effect of fee waivers or expense caps).

Fund                 2001                       2000                1999
----                 ----                       ----                ----
Florida*             $95,712                    $0                  $0
Michigan*            $39,099                    $15,450             $33,000
New Jersey*          $143,386                   $0                  $0
New York             $224,965                   $110,734            $57,000
Pennsylvania*        $41,075                    $0                  $0

Zurich Scudder and certain affiliates have agreed to voluntarily limit total operating expenses of the Funds to the extent described in the prospectus.

The table below shows the total operating expenses of the Funds absorbed for the past three fiscal years under fee waivers and/or expense limitations then in effect.

Fund                     2001                  2000                   1999
----                     ----                  ----                   ----
Florida*                $4,309                $60,942                $22,000
Michigan*               $20,196               $43,856                $39,000
New Jersey*             $0                    $61,901                $19,000
New York                $244,220              $336,950               $239,000
Pennsylvania*           $11,365               $25,492                $9,000


* The Florida, New Jersey and Pennsylvania Funds commenced operations on May 22, 1997, May 23, 1997 and May 21, 1997, respectively, and the Michigan Fund commenced operations on April 6, 1998.


Certain trustees or officers of the Trust are also directors or officers of Zurich Scudder Investments, Inc. and Scudder Distributors, Inc. as indicated under "Officers and Trustees."

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Zurich Scudder, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related hereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Distributor. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement"), dated September 7, 1998, Scudder Distributors, Inc. (formerly known as Kemper Distributors, Inc.) ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor, administrator and principal underwriter to the Funds to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall act as agent for each Fund in the sale of Fund shares and shall appoint various firms to provide a cash management service for their customers or clients through a Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and sales literature distribution as is necessary or appropriate for providing information and services to the firms' clients and prospective clients. The Trust has adopted plans for each of the Funds in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plans"). The Rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Trust pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders and SDI pays for the printing and distribution of copies thereof used in connection with the continuous offering of shares to prospective investors. SDI pays for supplementary sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plans, the Trust pays SDI an annual distribution services fee, payable monthly, of 0.50% of average daily net assets of each Fund (except Michigan Fund which pays 0.35%). The fee is accrued daily as an expense of each Fund.

The distribution agreement and the 12b-1 Plans continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreements or interested persons of the Trust and who have no direct or indirect financial interest in the agreements or in any agreements related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreements, or a majority vote of the outstanding shares of the Fund subject thereto. The fee payable pursuant to the 12b-1 Plans for each Fund may not be increased without approval of the shareholders of that Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreements. The provisions concerning the continuation, amendment and termination of the 12b-1 Plan are on a Fund by Fund basis.

SDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account cash balances, answering routine inquiries regarding a Fund, assisting clients in changing dividend options, account designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also has services agreements with banking firms to provide the above listed services, except for certain distribution services that the banks may be prohibited from providing, for their clients who wish to invest in a Fund. SDI also may provide some of the above services for a Fund. SDI normally pays the firms at a maximum annual rate of 0.50% of average daily net assets (except the Michigan Fund which pays 0.35%) of those accounts that they maintain and service. SDI may also reimburse firms for costs associated with the transfer of client balances to a Fund. SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for a Fund or to pay for sales materials or other promotional activities.

During the fiscal year ended March 31, 2001, the Florida, Michigan, New Jersey, New York and Pennsylvania Funds incurred a distribution services fee of $227,320, $94,332, $325,880, $1,066,333 and $119,183, respectively, of which
$24,490,  $0, $33,189, $0 and $0,  respectively,  were unpaid at March 31, 2001.
During the fiscal year ended March 31, 2000, the Florida, Michigan, New Jersey, New York and Pennsylvania Funds incurred a distribution services fee of $137,902, $94,179, $139,685, $1,017,463 and $28,307, respectively, of which
$25,979, $0, $46,032, $112,319 and $12,135,  respectively,  were unpaid at March
31, 2000. During the fiscal year ended March 31, 1999, the Florida, Michigan, New Jersey, New York and Pennsylvania Funds incurred a distribution services fee of $45,000, $114,000, $44,000, $674,000 and $20,000, respectively.

Custodian, Transfer Agent And Shareholder Service Agent. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Trust. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust. State Street is the transfer agent of the Trust. Pursuant to a services agreement with State Street, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of Zurich Scudder, serves as "Shareholder Service Agent" of the Trust and, as such, performs all of State Street's duties as transfer agent and dividend paying agent. State Street receives, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement. During the fiscal year ended March 31, 2001, State Street remitted shareholder service fees in the amount of $21,784, respectively, to SISC as Shareholder Service Agent, of which $712,583, respectively, was waived and $19,007, respectively, was unpaid as of March 31, 2001. During the fiscal year ended March 31, 2000 and March 31, 1999, Investors Fiduciary Trust Company (former transfer agent of each fund) remitted shareholder service fees in the amounts of $799,424, and $226,000, respectively, to SISC as Shareholder Service Agent.


Independent Auditors and Reports To Shareholders. The Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS

Brokerage Commissions


Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS, a corporation registered as a broker-dealer and a subsidiary of the Advisor. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees review, from time to time, whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Trust for such purchases. During the last three fiscal years the Trust paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares


Fund shares are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. Shares are sold with no sales charge through selected financial services firms, such as broker-dealers and banks ("firms"). The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time in management's discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or Zurich Scudder and its affiliates. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Trust determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Under  an  automatic   investment  plan,  the  minimum  initial  and  subsequent
investment is $50. Firms offering a Fund's shares may set higher minimums for accounts they service and may change such minimums at their discretion.


Each Fund seeks to be as fully invested as possible at all times in order to achieve maximum income. Since the Funds will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that it receives investable funds. Orders for purchase of shares received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 12:00 p.m. Eastern time net asset value determination, otherwise such shares will receive the dividend for the next calendar day if effected at 4:00 p.m. Eastern time. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day when the purchase is effected.


If payment is to be wired, call the firm from which you received this prospectus for proper instructions.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. A firm may arrange with its clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to conditions and limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.


Other Information. The Trust reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders without prior notice. All orders to purchase shares are subject to acceptance by the Trust and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Trust. A $10 service fee will be charged when a check for purchase of Fund shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to Scudder Investments Service Company ("SISC"), the Trust's "Shareholder Service Agent," P.O. Box 219557, Kansas City, Missouri 64121.


Redemption of Shares


General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Fund will be redeemed by the Trust at the next determined net asset value. If processed at 4:00 p.m. Eastern time, the shareholder will normally receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.


If shares of a Fund to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge, the redemption of such shares by the Trust may be subject to a contingent deferred sales charge as described in the prospectus for that other fund.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Trust redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge amounts to their clients for such services.

The Trust may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of each Fund's shareholders.


Regular Redemptions. When shares are held for the account of a shareholder by the Trust's Shareholder Service Agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Trust reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. However, you won't receive that day's dividend.

Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Trust is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Trust currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Trust were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Trust reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on the Trust ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Trust receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Trust or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Trust reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Trust. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Trust.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Trust's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Trust reserves the right to terminate or modify this privilege at any time.

The Trust may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Redemption-in-Kind

Although it is the Trust's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period for any one shareholder of record.

DIVIDENDS, TAXES AND NET ASSET VALUE


Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in additional shares of a Fund normally on the next to last business day of the month. The Trust will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Scudder Fund offering this privilege at the net asset value of such other fund on the reinvestment date. See "Special Features -- Exchange Privilege". To use this privilege of investing Fund dividends in shares of a Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund.


Each Fund calculates its dividends based on its daily net investment income. For this purpose, net investment income consists of (a) accrued interest income plus or minus amortized original issue discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of a Fund are accrued each day. Since a Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value so computed deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Shareholders will receive monthly confirmation of dividends and of purchase and redemption transactions. Shareholders may select one of the following ways to receive dividends:


         1. Reinvest Dividends at net asset value into additional shares of a Fund. Dividends are normally reinvested on the next to last business day of the month. Dividends will be reinvested unless the shareholder elects to receive them in cash.

         2. Receive Dividends in cash if so requested. Checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. At the option of shareholders, dividends may be sent of federal funds wire.


A Fund reinvests dividend checks (and future dividends) in shares of the Fund if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxes. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are distributed. Each Fund also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, therefore, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, although a portion of such dividends may be subject to the alternative minimum tax as discussed hereinafter. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income.


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

Dividends declared in November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. Each Fund may adjust its schedule for dividend reinvestment for the month of December to assist it in complying with reporting and minimum distribution requirements contained in the Code.


Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on private activity bonds in proportion to the interest a Fund receives from private activity bonds, reduced by allowable deductions

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.


Shareholders  will be required to disclose on their  federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from a Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from a Fund, and 50% of Social Security benefits.


Florida Fund. The State of Florida does not impose a personal income tax. Thus dividends paid by the Florida Fund to individual shareholders who are Florida residents will not be subject to state income tax. Florida does, however, impose an annual personal property tax on intangible assets (securities and other intangibles) in excess of $20,000 ($40,000 if filing jointly) owned by Florida residents on the first day of each calendar year. Florida recently lowered the tax rate on intangible assets. Effective January 1, 2001, the intangible tax rate is $1.00 per $1,000 of taxable value on the first day of each year on intangible assets valued in excess of $20,000 ($40,000 if filing jointly). U.S. Government securities and Florida Municipal Securities are exempt from the intangibles tax. The value of the shares of the Florida Fund are also exempt from the intangibles tax if on December 31 of any year at least 90% of the net assets of Florida Fund's portfolio consists of exempt securities. If less than 90% of the portfolio consists of any assets which are not so exempt on the last business day of the calendar year, only the value of that portion of the shares of the Florida Fund which relate to securities issued by the U.S. government and its possessions and territories will be exempt from the Florida intangibles tax. The remaining value of such shares will be fully subject to the intangible tax, even if the value relates, in part, to Florida tax exempt securities.


The Florida Fund will endeavor to hold at year-end at least 90% of net assets which are exempt from Florida's intangible tax. However, there is no assurance that an exemption from the Florida intangibles tax will be available. Whether the Florida Fund can hold the required amount of assets exempt from the intangibles tax at year end will depend upon a number of factors, including the transaction costs involved in achieving such a goal and the availability of permitted investments which will accomplish that goal.


Michigan Fund. Dividends paid by the Michigan Fund derived from interest income from obligations of Michigan, its political or governmental subdivisions or obligations of the U.S., its agencies, instrumentalities or possessions will be exempt from the Michigan personal income tax and Michigan Single Business Tax provided that at least 50% of the total assets of the Michigan Fund are invested in such issues at the end of each quarter.

New Jersey Fund. Dividends paid by the New Jersey Fund will be exempt from New Jersey Gross Income Tax to the extent that the dividends are derived from interest on obligations of the state or its political subdivisions or authorities or on obligations issued by certain other government authorities or from capital gains from the disposition of such obligations, as long as the New Jersey Fund meets certain investment and filing requirements necessary to establish and maintain its status as a "Qualified Investment Fund" in New Jersey, such as the requirement that, in general, 65% of the Fund's assets must be comprised of New Jersey municipal obligations at the end of each calendar quarter. It is the New Jersey Fund's intention to satisfy these requirements and maintain Qualified Investment Fund status. Capital gains, if any, on redemption of shares will also be exempt from New Jersey Gross Income Tax. Dividends paid by the New Jersey Fund derived from interest on non-exempt assets will be subject to New Jersey Gross Income Tax. Dividends paid by the New Jersey Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

New York Fund. Dividends paid by the New York Fund representing interest received on New York Municipal Securities will be exempt from New York State and New York City personal income taxes. Dividends paid by the New York Fund will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.

Pennsylvania Fund. Dividends paid by the Pennsylvania Fund will be exempt from Pennsylvania personal income tax to the extent that the dividends are derived from interest on obligations of Pennsylvania, any public authority, commissions, board or other state agency, any political subdivision of the state or its public authority, and certain obligations of the U.S. or its territories
(including Puerto Rico, Guam and the Virgin Islands). Dividends paid by the Pennsylvania Fund representing interest income on Pennsylvania Municipal Securities are also generally exempt from the Philadelphia School District Income Tax for residents of Philadelphia. Shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Pennsylvania Fund consists of such exempt obligations on the annual assessment date of January 1.

General. The tax exemption for federal income tax purposes of dividends from a Fund does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income, and shareholders of a Fund are advised to consult their own tax advisors in that regard and as to the status of their accounts under state and local tax laws.

Each Fund is required by federal income tax law to withhold 30.5% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.


Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.


Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by a Fund or are "related persons" to such users; such persons should consult their tax advisors before investing in a Fund.

Net Asset Value. As described in the prospectus, each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

PERFORMANCE


The Advisor has voluntarily agreed to absorb certain operating expenses of each Fund to the extent described in the prospectus. Without this expense absorption, the performance results noted herein would have been lower.


From time to time, a Fund may advertise several types of performance information including "yield," "effective yield," and "tax equivalent yield." Each of these figures is based upon historical earnings and is not representative of the future performance of a Fund. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Fund's yield for an investor in a stated federal and, if applicable, state and local income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of a Fund's yield that is tax-exempt.


The performance of a Fund may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper, Inc. A Fund's performance and its relative size may be compared to other money market mutual funds as reported by IBC Financial Data, Inc., a reporting service on money market funds. Investors may want to compare a Fund's performance on an after-tax basis to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Fund also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Fund's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.


Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. A Fund may depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund's yield will fluctuate. Shares of a Fund are not insured.

Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on fund securities, plus or minus amortized original issue discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.


For the seven day period ended March 31, 2001, the Florida Fund's yield was 2.56%, the Michigan Fund's yield was 2.75%, the New Jersey Fund's yield was 2.25%, the New York Fund's yield was 2.40% and the Pennsylvania Fund's yield was 2.46%.


Each Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7 - 1.


For the seven day period ended March 31, 2001, the Florida Fund's effective yield was 2.59%, the Michigan Fund's effective yield was 2.79%, the New Jersey Fund's effective yield was 2.28%, the New York Fund's effective yield was 2.43% and the Pennsylvania Fund's effective yield was 2.49%.

The tax equivalent yield of a Fund is computed by dividing that portion of a Fund's yield (computed as described above) which is tax-exempt by (one minus the stated federal and, if applicable, state and local income tax rate) and adding the result to that portion, if any, of the yield of a Fund that is not tax-exempt. Based upon a marginal federal income tax rate of 38.6% for the Florida Fund, a combined federal and Michigan State marginal income tax rate of 43.6% for the Michigan Fund, a combined federal and New Jersey State marginal income tax rate of 45.97% for the New Jersey Fund, a combined federal, New York State and New York City marginal income tax rate of 48.45% for the New York Fund, and a combined federal and Pennsylvania State marginal income tax rate of 42.4% for the Pennsylvania Fund, and a yield computed as described above for the seven-day period ended March 31, 2001, the Florida Fund's tax equivalent yield was 4.23%, the Michigan Fund's tax equivalent yield was 4.90%, the New Jersey Fund's tax equivalent yield was 4.17%, the New York Fund's tax equivalent yield was 4.44% and the Pennsylvania Fund's tax-equivalent yield was 4.27%.

Each Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Fund is held, but also on such matters as Fund expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of a Fund with that of its competitors. Past performance cannot be a guarantee of future results.

A Fund's performance also may be compared on an after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts or interest bearing checking accounts as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in a Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of a Fund fluctuates. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of a Fund are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare a Fund's performance on an after-tax basis to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the value of obligations with shorter maturities will fluctuate less than those with longer maturities. A Fund's yield will fluctuate. Also, while each Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

A Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The tables are based upon current law as to the 2001 federal and 2000 state tax rates and brackets. The federal tax rate should be used for the Florida Fund since Florida has no applicable state personal income tax.

FEDERAL

Tax Equivalent Yields

                                                Combined
Effective   Effective     Combined
     Taxable       Effective     Effective     and Federal     Taxable
State      Federal     and Federal
  Income Single   State Rate*  Federal Rate**  Tax Bracket   Income Joint
Rate*      Rate**      Tax Bracket
  -------------   -----------  --------------  -----------   ------------
-----      ------      -----------

   $0 - 27,050       0.00%         15.00%        15.00%       0 - 45,200
0.00%      15.00%        15.00%
 $27,051 - 65,550    0.00%         27.50%        27.50%    45,201 - 109,250
0.00%      27.50%        27.50%
                                                              109,251 -
$65,551 - 136,750    0.00%         30.50%        30.50%        166,450
0.00%      30.50%        30.50%
                                                              166,451 -
$136,751 - 297,300   0.00%         35.50%        35.50%        297,300
0.00%      35.50%        35.50%
  over $297,300      0.00%         39.10%        39.10%      over 297,300
0.00%      39.10%        39.10%

                                  If your combined federal and state effective
tax rate in 2000 is:

-----------------------------------------------------------------
                        15.00%       27.50%       27.50%    30.50%    30.50%
35.50%        35.50%        39.10%
To match these
tax-free yields:                   Your taxable investment would have to earn
the following yield:
----------------
---------------------------------------------------------------

      2.00%              2.35%        2.76%        2.76%     2.88%     2.88%
 3.10%         3.10%         3.28%
      3.00%              3.53%        4.14%        4.14%     4.32%     4.32%
 4.65%         4.65%         4.93%
      4.00%              4.71%        5.52%        5.52%     5.76%     5.76%
 6.20%         6.20%         6.57%
      5.00%              5.88%        6.90%        6.90%     7.19%     7.19%
 7.75%         7.75%         8.21%
      6.00%              7.06%        8.28%        8.28%     8.63%     8.63%
 9.30%         9.30%         9.85%
      7.00%              8.24%        9.66%        9.66%    10.07%    10.07%
10.85%        10.85%        11.49%
      8.00%              9.41%       11.03%       11.03%    11.51%    11.51%
12.40%        12.40%        13.14%
      9.00%             10.59%       12.41%       12.41%    12.95%    12.95%
13.95%        13.95%        14.78%

Please note:

1)     This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*      2000 rates

**     2001 rates

                                       52

MICHIGAN

Tax Equivalent Yields
                                               Combined
                     Combined
                                Effective    Michigan and
Effective   Effective   Michigan and
  Taxable Income   Effective     Federal     Federal Tax    Taxable Income
State      Federal     Federal Tax
      Single      State Rate*    Rate**        Bracket          Joint
Rate*     Rate**        Bracket
      ------      -----------    ------        -------          -----
-----     ------        -------

   $0 - 27,050       4.20%       15.00%         18.57%        0 - 45,200
4.20%      15.00%        18.57%
 $27,051 - 65,550    4.20%       27.50%         30.55%     45,201 - 109,250
4.20%      27.50%        30.55%
                                                              109,251 -
$65,551 - 136,750    4.20%       30.50%         33.42%         166,450
4.20%      30.50%        33.42%
                                                              166,451 -
$136,751 - 297,300   4.20%       35.50%         38.21%         297,300
4.20%      35.50%        38.21%
  over $297,300      4.20%       39.10%         41.66%       over 297,300
4.20%      39.10%        41.66%

                                  If your combined federal and state effective
tax rate in 2000 is:

-----------------------------------------------------------------
                        18.57%        30.55%      30.55%   33.42%     33.42%
38.21%        38.21%        41.66%
To match these
tax-free yields                    Your taxable investment would have to earn
the following yield:
---------------
---------------------------------------------------------------

      2.00%              2.46%         2.88%       2.88%    3.00%      3.00%
 3.24%         3.24%         3.43%
      3.00%              3.68%         4.32%       4.32%    4.51%      4.51%
 4.86%         4.86%         5.14%
      4.00%              4.91%         5.76%       5.76%    6.01%      6.01%
 6.47%         6.47%         6.86%
      5.00%              6.14%         7.20%       7.20%    7.51%      7.51%
 8.09%         8.09%         8.57%
      6.00%              7.37%         8.64%       8.64%    9.01%      9.01%
 9.71%         9.71%        10.28%
      7.00%              8.60%        10.08%      10.08%   10.51%     10.51%
11.33%        11.33%        12.00%
      8.00%              9.82%        11.52%      11.52%   12.02%     12.02%
12.95%        12.95%        13.71%
      9.00%             11.05%        12.96%      12.96%   13.52%     13.52%
14.57%        14.57%        15.43%

Please note:

1)     This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*      2000 rates

**     2001 rates

                                       53

NEW JERSEY

Tax Equivalent Yields
                                               Combined
                     Combined
                                Effective   New Jersey and
Effective   Effective  New Jersey and
  Taxable Income   Effective     Federal      Federal Tax   Taxable Income
State      Federal     Federal Tax
      Single      State Rate*     Rate**        Bracket         Joint
Rate*     Rate**        Bracket
      ------      -----------     ------        -------         -----
-----     ------        -------

  $27,050-35,000     1.75%        27.50%        28.77%      45,201-50,000
1.75%      27.50%        28.77%
                                                            50,001-70,000
2.45%      27.50%        29.28%
  $35,001-40,000     3.50%        27.50%        30.04%      70,001-80,000
3.50%      27.50%        30.04%
  $40,001-65,550     5.53%        27.50%        31.51%      80,001-109,250
5.53%      27.50%        31.51%
  $65,551-75,000     5.53%        30.50%        34.34%     109,251-150,000
5.53%      30.50%        34.34%
 $75,001-136,750     6.37%        30.50%        34.93%     150,000-166,450
6.37%      30.50%        34.93%
 $136,751-297,300    6.37%        35.50%        39.61%     166,451-297,300
6.37%      35.50%        39.61%
  over $297,300      6.37%        39.10%        42.98%       over 297,300
6.37%      39.10%        42.98%

                                  If your combined federal and state effective
tax rate in 2000 is:

-----------------------------------------------------------------
                        28.77%        30.04%      31.51%   34.34%    34.93%
39.61%        42.98%        28.77%
To match these
tax-free yields:                   Your taxable investment would have to earn
the following yield:
----------------
---------------------------------------------------------------
      2.00%              2.81%         2.86%       2.92%    3.05%     3.07%
 3.31%         3.51%         2.81%
      3.00%              4.21%         4.29%       4.38%    4.57%     4.61%
 4.97%         5.26%         4.21%
      4.00%              5.62%         5.72%       5.84%    6.09%     6.15%
 6.62%         7.01%         5.62%
      5.00%              7.02%         7.15%       7.30%    7.61%     7.68%
 8.28%         8.77%         7.02%
      6.00%              8.42%         8.58%       8.76%    9.14%     9.22%
 9.94%        10.52%         8.42%
      7.00%              9.83%        10.01%      10.22%   10.66%    10.76%
11.59%        12.28%         9.83%
      8.00%             11.23%        11.43%      11.68%   12.18%    12.29%
13.25%        14.03%        11.23%
      9.00%             12.63%        12.86%      13.14%   13.71%    13.83%
14.90%        15.78%        12.63%

                                  If your combined federal and state effective
tax rate in 2000 is:

-----------------------------------------------------------------
                        29.28%        30.04%     31.51%    34.34%    34.93%
39.61%        42.98%
To match these
tax-free yields:                   Your taxable investment would have to earn
the following yield:
----------------
---------------------------------------------------------------

      2.00%              2.83%         2.86%      2.92%     3.05%     3.07%
 3.31%         3.51%
      3.00%              4.24%         4.29%      4.38%     4.57%     4.61%
 4.97%         5.26%
      4.00%              5.66%         5.72%      5.84%     6.09%     6.15%
 6.62%         7.01%
      5.00%              7.07%         7.15%      7.30%     7.61%     7.68%
 8.28%         8.77%
      6.00%              8.48%         8.58%      8.76%     9.14%     9.22%
 9.94%        10.52%
      7.00%              9.90%        10.01%     10.22%    10.66%    10.76%
11.59%        12.28%
      8.00%             11.31%        11.43%     11.68%    12.18%    12.29%
13.25%        14.03%
      9.00%             12.73%        12.86%     13.14%    13.71%    13.83%
14.90%        15.78%

Please note:

1)     This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.



                                       54

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*      2000 rates

**     2001 rates

NEW YORK

Tax Equivalent Yields

Effective
                   Effective                   Combined
State                   Combined
     Taxable       State Rate   Effective    New York and      Taxable
Rate &    Effective   New York and
      Income                     Federal     Federal Tax       Income
City     Federal     Federal Tax
      Single      & City Rate*    Rate**       Bracket         Joint
Rate*      Rate**        Bracket
      ------      ------------    ------       -------         -----
-----      ------        -------

  $27,051-50,000     10.57%       27.50%        35.16%      45,201-90,000
10.57%     27.50%        35.16%
  $50,001-65,550     10.63%       27.50%        35.21%      90,001-109,250
10.63%     27.50%        35.21%
 $65,551-136,750     10.63%       30.50%        37.89%     109,251-166,450
10.63%     30.50%        37.89%
 $136,751-297,300    10.63%       35.55%        42.40%     166,451-297,300
10.63%     35.55%        42.40%
  over $297,300      10.63%       39.10%        45.57%       over 297,300
10.63%     39.10%        45.57%

                                    If your combined federal and state effective
tax rate in 2000 is:

-----------------------------------------------------------------
                                  35.16%             35.21%             37.89%
          42.40%             45.57%
To match these
tax-free yields:                     Your taxable investment would have to earn
the following yield:
----------------
---------------------------------------------------------------

        2.00%                      3.08%              3.09%              3.22%
           3.47%              3.67%
        3.00%                      4.63%              4.63%              4.83%
           5.21%              5.51%
        4.00%                      6.17%              6.17%              6.44%
           6.94%              7.35%
        5.00%                      7.71%              7.72%              8.05%
           8.68%              9.19%
        6.00%                      9.25%              9.26%              9.66%
          10.42%             11.02%
        7.00%                     10.80%             10.80%             11.27%
          12.15%             12.86%
        8.00%                     12.34%             12.35%             12.88%
          13.89%             14.70%
        9.00%                     13.88%             13.89%             14.49%
          15.63%             16.54%

Please note:

1)     This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

*      2000 rates

**     2001 rates

                                       55

PENNSYLVANIA

Tax Equivalent Yields

                                                 Combined
                        Combined
                                 Effective    Pennsylvania
Effective   Effective   Pennsylvania
  Taxable Income    Effective     Federal      and Federal    Taxable Income
State      Federal    and Federal
      Single       State Rate*     Rate**      Tax Bracket        Joint
 Rate*     Rate**     Tax Bracket
      ------       -----------     ------      -----------        -----
 -----     ------     -----------

    $0 - 27,050       2.80%        15.00%        17.38%         0 - 45,200
2.80%      15.00%        17.38%
 $27,051 - 65,550     2.80%        27.50%        29.53%      45,201 - 109,250
2.80%      27.50%        29.53%
 $65,551 - 136,750    2.80%        30.50%        32.45%     109,251 - 166,450
2.80%      30.50%        32.45%
$136,751 - 297,300    2.80%        35.50%        37.31%     166,451 - 297,300
2.80%      35.50%        37.31%
   over $297,300      2.80%        39.10%        40.81%        over 297,300
2.80%      39.10%        40.81%


                                   If your combined federal and state effective
tax rate in 2000 is:

-----------------------------------------------------------------
                        17.38%        29.53%      29.53%   32.45%    32.45%
37.31%         37.31%       40.81%
To match these
tax-free yields:                    Your taxable investment would have to earn
the following yield:
----------------
---------------------------------------------------------------

       2.00%             2.42%         2.84%       2.84%    2.96%     2.96%
 3.19%          3.19%        3.38%
       3.00%             3.63%         4.26%       4.26%    4.44%     4.44%
 4.79%          4.79%        5.07%
       4.00%             4.84%         5.68%       5.68%    5.92%     5.92%
 6.38%          6.38%        6.76%
       5.00%             6.05%         7.10%       7.10%    7.40%     7.40%
 7.98%          7.98%        8.45%
       6.00%             7.26%         8.51%       8.51%    8.88%     8.88%
 9.57%          9.57%       10.14%
       7.00%             8.47%         9.93%       9.93%   10.36%    10.36%
11.17%         11.17%       11.83%
       8.00%             9.68%        11.35%      11.35%   11.84%    11.84%
12.76%         12.76%       13.51%
       9.00%            10.89%        12.77%      12.77%   13.32%    13.32%
14.36%         14.36%       15.20%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)    Taxable income amounts represent taxable income as defined in the Internal
      Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*     2000 rates

**    2001 rates

OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with the Advisor and SDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Advisor:

JOHN W. BALLANTINE (2/16/46), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, First Chicago NBD Corporation/The First National Bank of Chicago: 1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

MARK S. CASADY*  (9/12/60),  Trustee and  President,  Two  International  Place,
Boston,   Massachusetts  02110;  Managing  Director,  Zurich  Scudder;  formerly
Institutional Sales Manager of an unaffiliated mutual fund distributor.

LINDA C. COUGHLIN* (1/1/52), Trustee, Vice President and Chairperson, Two International Place, Boston, Massachusetts 02110; Managing Director, Zurich Scudder.

DONALD L. DUNAWAY (3/8/37), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

JAMES R. EDGAR (07/22/46), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; Director, Kemper Insurance Companies; Director, John B. Sanfilippo & Son, Inc.; Director, Horizon Group Properties, Inc.; formerly, Governor of the State of Illinois. 1991-1999.

WILLIAM F. GLAVIN* (08/30/58), Trustee, Two International Place, Boston, Massachusetts 02110; Managing Director, Zurich Scudder; formerly, Executive Vice President of Market and Product Development, The Dreyfus Corporation.

ROBERT B. HOFFMAN (12/11/36), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals), Director, Harnischfeger Industries, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired, formerly, President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of Justice; Director Bethlehem Steel Corp.

FRED B. RENWICK (02/01/30), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Professor of Finance, New York University, Stern School of Business; Director, the Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; Director, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.

WILLIAM P. SOMMERS (7/22/33), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries; Advisor, Guckenheimer Enterprises; Consultant and Director, SRI/Atomic Tangerine.

JOHN G. WEITHERS (08/08/33), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, International Federation of Stock Exchanges; Director, Records Management Systems.

The individuals named below are currently officers of the Fund:

PHILIP J. COLLORA (11/15/45), Vice President and Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Zurich Scudder.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.

RICHARD L. VANDENBERG (11/16/49), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder; formerly, Senior Vice President and Portfolio Manager of an unaffiliated investment management firm.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Zurich Scudder.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts Senior Vice President, Zurich Scudder.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder; formerly, Associate, Dechert Price & Rhoads (law firm), from 1989 to 1997.

MAUREEN E. KANE (2/14/62), Secretary*, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

* Interested persons as defined in the 1940 Act.


Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Trust's fiscal year ended March 31, 2001. The information in the last column indicates the total amounts paid or accrued for the calendar year 2000 for all Zurich Scudder Funds.



                                                          Total Compensation
                                                         Zurich Scudder Funds
                                    Compensation                 Paid
Name Of Trustee                    From the Trust         To Trustees(1)(3)
---------------                    --------------         -----------------

John W. Ballantine                   $2,631.98               $183,570.00
Lewis A. Burnham                     $2,630.39               $154,040.00
Donald L. Dunaway(2)                 $3,916.44               $293,091..00
James R. Edgar                         $0.00                 $195,080.00
Robert B. Hoffman                    $2,742.14               $163,890.00
Donald R. Jones*                     $2,739.80               $163,170.00
Shirley D. Peterson                  $4,090.51               $149,010.00
Fred B. Renwick                        $0.00                 $204,620.00
William P. Sommers                   $1,529.16               $153,330.00
John G. Weithers                       $0.00                 $239,180.00

*      As of July 1, 2001, Donald R. Jones retired as a Trustee of the Board.

(1) Includes compensation for service on the Boards of 26 Zurich Scudder funds with 45 fund portfolios. Each trustee currently serves as a trustee of 27 Zurich Scudder Funds and 47 fund portfolios.

(2) Pursuant to deferred compensation agreements with the Trust, Mr. Dunaway has deferred, in prior years, compensation from the trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds-Zurich Money Market Fund. Total deferred amounts (including interest thereon) payable from the Trust to Mr. Dunaway is $3,473, per proxy dated February 27, 20001.

(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the Zurich Scudder restructuring initiative (which included a comprehensive review of Zurich Scudder's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administrative agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and
       $43,200 for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees was borne by Zurich Scudder.

On June 30, 2001, the trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund. As of June 30, 2001, no shareholder owned of record more than 5% of the outstanding shares of a Fund except as shown below:


--------------------- ----------------------------------- ----------------------

FUND                  NAME AND ADDRESS                    PERCENTAGE
--------------------- ----------------------------------- ----------------------
Michigan              Zurich Scudder Investments          96.61%
                      345 Park Avenue
                      New York, NY  10154
--------------------- ----------------------------------- ----------------------
Florida               Prudential Securities               5.77%
                      1 New York Place
                      New York, NY 10004
--------------------- ----------------------------------- ----------------------
New Jersey            Prudential Securities               8.79%
                      1 New York Place
                      New York, NY 10004
--------------------- ----------------------------------- ----------------------
New York Money        Prudential Securities               9.95%
                      1 New York Place
                      New York, NY 10004
--------------------- ----------------------------------- ----------------------



SPECIAL FEATURES


Exchange Privilege. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Scudder Mutual Funds may be exchanged for each other at their relative net asset values: Scudder Technology Fund, Scudder Total Return Fund, Scudder Growth Fund, Scudder Small Capitalization Equity Fund, Scudder Strategic Income Fund, Scudder High Yield Series, Scudder U.S. Government Securities Fund, Scudder State Tax-Free Income Series, Scudder Blue Chip Fund, Scudder Target Equity Fund (series are subject to a limited offering period), Scudder Cash Reserves Fund, Scudder U.S. Mortgage Fund, Scudder Value Series, Inc., Scudder Focus Value Plus Growth Fund, Scudder New Europe Fund, Inc., Scudder Aggressive Growth Fund, Scudder International Research Fund, Inc., Scudder-Dreman Financial Services Fund, Scudder Equity Trust and Scudder Investors Trust ("Scudder Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich Yieldwise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Scudder Fund in excess of $1,000,000 (except Scudder Cash Reserves Fund), acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Scudder fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the investment manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder fund and therefore may be subject to the 15-day hold policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Scudder Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with the Underwriter with respect to such Funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the Funds of Investors Municipal Cash Fund are available for sale only in the following states and federal district:

Florida Fund            Michigan Fund       New Jersey Fund          New York
Fund       Pennsylvania Fund
------------            -------------       ---------------
-------------       -----------------

Alabama                 California          California               California
        California
California              District of         Connecticut              Connecticut
        Connecticut
                        Columbia
District of             Florida             Delaware                 District of
        Delaware
Columbia                                                             Columbia
Florida                 Georgia             District of Columbia     Florida
        District of Columbia
Georgia                 Illinois            Florida                  Georgia
        Florida
Illinois                Indiana             Georgia                  Indiana
        Georgia
Indiana                 Michigan            Illinois                 Illinois
        Illinois
Missouri                Missouri            Indiana                  Missouri
        Indiana
New Jersey              New Jersey          Maryland                 New Jersey
        Maryland
Ohio                    Ohio                Massachusetts            New York
        Michigan
Pennsylvania            Pennsylvania        Missouri                 Ohio
        Missouri
Virginia                Virginia            New Jersey
Pennsylvania        New Jersey
                                            New York                 Texas
        Ohio
                                            Ohio                     Virginia
        Pennsylvania
                                            Pennsylvania
        Vermont
                                            Virginia
        Virginia
                                            West Virginia
        West Virginia


The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in expediting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or SDI. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days' prior written notice of any termination or material change will be provided.


Systematic Withdrawal Program. The owner of $5,000 or more of a Fund's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The right is reserved to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the shareholder or the Trust. Firms provide varying arrangements for their clients to redeem Fund shares on a periodic basis. Such firms may independently establish minimums for such services.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an

Automated  Clearing House (ACH).  This ACH  affiliation  permits the Shareholder
Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Fund account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact SISC at 1-800-621-1048 or the firm through which their account was established for more information. These programs may not be available through some firms that distribute Fund shares.


SHAREHOLDER RIGHTS

The Trust is an open-end, non-diversified management investment company, which was organized under the name "Tax-Exempt New York Money Market Fund" as a business trust under the laws of Massachusetts on March 2, 1990 with a single investment portfolio. On May 21, 1997 the Trust changed its name from "Tax-Exempt New York Money Market Fund" to "Investors Municipal Cash Fund."

The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust has five Funds. None of the Funds' shares are divided into classes. The Board of Trustees may authorize the issuance of additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust offers multiple Funds, it is known as a "series company." Shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences, rights or privileges of any classes of shares within the Fund. Generally each class of shares issued by a particular Fund would differ as to the allocation of certain expenses of the Fund such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings, and does not intend to do so. However, it will hold shareholder meetings as required or deemed desirable in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.


The Florida, Michigan, New Jersey and Pennsylvania Funds each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by Zurich Scudder in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Fund or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Zurich Scudder remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                          INVESTORS MUNICIPAL CASH FUND

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Amended and Restated Agreement and
Declaration of Trust dated March 9, 1990.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (b)(1)                   By-laws
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (b)(2)                   Amended By-Laws.
                                            Filed herein.

                   (c)(1)                   Text of Share Certificate
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (c)(2)                   Written Instrument Amending the
Agreement and Declaration of Trust effective
                                            May 21, 1997
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 8 to the
                                            Registration Statement)

                   (c)(3)                   Written Instrument Amending the
Agreement and Declaration of Trust dated May
                                            21, 1997
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 8 to the
                                            Registration Statement)

                   (c)(4)                   Written Instrument Amending the
Agreement and Declaration of Trust dated
                                            February 20, 1998 (Michigan Fund)
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 11 to the
                                            Registration Statement)

                    (d)                     Investment Management Agreement
(IMA) between the Registrant, on behalf of
                                            Investors Florida Municipal Cash
Fund, Investors New Jersey Municipal Cash
                                            Fund, Investors Michigan Municipal
Cash Fund, Investors Pennsylvania
                                            Municipal Cash Fund, and Tax-Exempt
New York Money Market Fund, dated
                                            September 7, 1998.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (e)(1)                   Underwriting Agreement between
Investors Municipal Cash Fund and Kemper
                                            Distributors, Inc., dated September
7, 1998
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                    (f)                     Inapplicable.




                                       1

                   (g)(1)                   Custody Agreement between the
Registrant, on behalf of Investors Florida
                                            Municipal Cash Fund, Investors New
Jersey Municipal Cash Fund, Investors
                                            Michigan Municipal Cash Fund,
Investors Pennsylvania Municipal Cash Fund,
                                            and Tax-Exempt New York Money Market
Fund, and State Street Bank and Trust
                                            Company, dated May 3, 1999.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (g)(2)                   Amended Custody Agreement between
the Registrant, on behalf of Investors
                                            Florida Municipal Cash Fund,
Investors New Jersey Municipal Cash Fund,
                                            Investors Michigan Municipal Cash
Fund, Investors Pennsylvania Municipal
                                            Cash Fund, and Tax-Exempt New York
Money Market Fund, and State Street Bank
                                            and Trust Company, dated January 5,
2001.
                                            (Filed herein).

                   (h)(1)                   Agency Agreement between Investors
Municipal Cash Fund and Investors
                                            Fiduciary Trust Company dated
October 18, 1990.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (h)(2)                   Supplement to Agency Agreement
between Investors Municipal Cash Fund and
                                            Investors Fiduciary Trust Company
dated April 1, 1995.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 6 to the
                                            Registration Statement)

                   (h)(3)                   Agency Agreement between Investors
Municipal Cash Fund and State Street Bank
                                            and Trust Company dated August 3,
2000.
                                            (Filed herein).

                   (h)(4)                   Fund Accounting Agreement between
the Registrant, on behalf of Investors
                                            Florida Municipal Cash Fund,
Investors New Jersey Municipal Cash Fund,
                                            Investors Michigan Municipal Cash
Fund, Investors Pennsylvania Municipal
                                            Cash Fund, and Tax-Exempt New York
Money Market Fund, and Scudder Fund
                                            Accounting Corporation, dated
December 31, 1997.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 11 to the
                                            Registration Statement)

                    (i)                     Legal Opinion. Filed herein.

                    (j)                     Consent of Independent Accountants.
Filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Investors
Florida Municipal Cash Fund and Kemper
                                            Distributors, Inc., dated August 1,
1998.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(2)                   Rule 12b-1 Plan between Investors
New Jersey Municipal Cash Fund and Kemper
                                            Distributors, Inc., dated August 1,
1998.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)




                                       2

                   (m)(3)                   Rule 12b-1 Plan between Investors
Michigan Municipal Cash Fund and Kemper
                                            Distributors, Inc., dated August 1,
1998.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(4)                   Rule 12b-1 Plan between Investors
Pennsylvania Municipal Cash Fund and
                                            Kemper Distributors, Inc., dated
August 1, 1998.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(5)                   Rule 12b-1 Plan between Tax-Exempt
New York Money Market Fund and Kemper
                                            Distributors, Inc., dated August 1,
1998.
                                            (Incorporated herein by reference to
Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                    (n)                     Inapplicable.

                   (p)(1)                   Code of Ethics for Scudder Kemper
Investments, Inc. and Kemper Distributors,
                                            Inc.
                                            Filed herein.

                   (p)(2)                   Code of Ethics for Investors
Municipal Cash Fund.
                                            Filed herein.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

     Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.            Business and Other Connections of Investment Adviser.
--------            -----------------------------------------------------

                    Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


         Name              Business and Other Connections of Board of Directors
of Registrant's Adviser
         ----
----------------------------------------------------------------------------

Lynn S. Birdsong           Director and Vice President, Zurich Scudder
Investments, Inc. **
                           Director and Chairman, Scudder Investments
(Luxembourg) S.A. #
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder
Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan,
Inc. +
                           Senior Vice President, Scudder Investor Services,
Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd.
@@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment
Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark
Corporation **
                           Director and President, Scudder , Stevens & Clark
Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt             Director and Vice President, Zurich Scudder
Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark
Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas
Corporation o

Laurence W. Cheng          Director, Zurich Scudder Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance
Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Martin Feinstein           Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern          Director, Chairman of the Board,  Zurich Scudder
Investments, Inc.**

Gunther Gose               Director, Zurich Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial
Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Harold D. Kahn             Treasurer and Chief Financial Officer, Zurich Scudder
Investments, Inc.**






                                       4

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and
Secretary, Zurich Scudder Investments,
                           Inc. **
                           Director and Secretary, Scudder, Stevens & Clark
Overseas Corporation o
                           Director, Vice President and Secretary, Scudder
Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder
Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder
Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder
Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C
Investment Corporation**
                           Director, Vice President and Secretary, SIS
Investment Corporation**
                           Director, Vice President and Secretary, SRV
Investment Corporation**
                           Director, Vice President, Chief Legal Officer and
Secretary, Scudder Financial Services,
                           Inc.*
                           Director, Korea Bond Fund Management Co., Ltd. @@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary,
Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director and Secretary, Scudder Kemper Holdings (UK)
Ltd. oo
                           Director and Secretary, Zurich Investment Management,
Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice
President, Kemper Distributors, Inc.

Farhan Sharaff             Chief Investment Officer, Zurich Scudder Investments,
Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer,
Zurich Scudder Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark
Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark
Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A.
Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.  oo
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management,
Inc. xx
                           Director and Deputy Chairman, Scudder Investment
Holdings, Ltd.

                     *     Two International Place, Boston, MA
                     @     333 South Hope Street, Los Angeles, CA
                     **    345 Park Avenue, New York, NY
                     #     Societe Anonyme, 47, Boulevard Royal, L-2449
                           Luxembourg, R.C. Luxembourg B 34.564
                     ***   Toronto, Ontario, Canada
                     @@@   Grand Cayman, Cayman Islands, British West Indies
                      o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
                     ###   1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
                     xx    222 S. Riverside, Chicago, IL
                     xxx   Zurich Towers, 1400 American Ln., Schaumburg, IL
                     @@    P.O. Box 309, Upland House, S. Church St., Grand
                           Cayman, British West Indies
                     ##    Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
                     oo    1 South Place 5th floor, London EC2M 2ZS England
                     ooo   One Exchange Square 29th Floor, Hong Kong
                     +     Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon,
                           Minato-ku, Tokyo 105-0001
                     x     Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------
         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Scudder Funds.

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                       (1)                               (2)
              (3)

                                         Positions and Offices with
Positions and
         Name                            Scudder Distributors, Inc.
Offices with Registrant
         ----                            --------------------------
-----------------------

         Thomas V. Bruns                 President
None

         Linda C. Coughlin               Director and Vice Chairman
Trustee, Vice President and Chairman

         Kathryn L. Quirk                Director, Secretary, Chief Legal
Vice President
                                         Officer and Vice President

         James J. McGovern               Chief Financial Officer and
None
                                         Treasurer

         Linda J. Wondrack               Vice President and Chief
Vice President
                                         Compliance Officer

         Paula Gaccione                  Vice President
None

         Michael E. Harrington           Managing Director
None

         Todd N. Gierke                  Assistant Treasurer
None

         Philip J. Collora               Assistant Secretary
Vice President and Assistant Secretary

         Diane E. Ratekin                Assistant Secretary
None

         Mark S. Casady                  Director and Chairman
President

         Terrence S. McBride             Vice President
None

         Robert Froelich                 Managing Director
None

         C. Perry Moore                  Senior Vice President and Managing
None
                                         Director

         Lorie O'Malley                  Managing Director
None

         William F. Glavin               Managing Director
None

         Gary N. Kocher                  Managing Director
None

         Susan K. Crenshaw               Vice President
None




                                       6

                       (1)                               (2)
              (3)

         Johnston A. Norris              Managing Director and Senior Vice
None
                                         President

         John H. Robison, Jr.            Managing Director and Senior Vice
None
                                         President

         Robert J. Guerin                Vice President
None

         Kimberly S. Nassar              Vice President
None

         Scott B. David                  Vice President
None

         Richard A. Bodem                Vice President
None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

     Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 or, in the case of records concerning transfer agency functions, at the offices of State Street and of the shareholder service agent, Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of July 2001.

                                    INVESTORS MUNICIPAL CASH FUND

                                    By   /s/Mark S. Casady
                                         ---------------------
                                         Mark S. Casady
                                         President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE
        DATE
---------                                   -----
        ----


/s/ John W. Ballantine
        July 25, 2001
--------------------------------------
John W. Ballantine*                         Trustee


/s/ Lewis A. Burnham
        July 25, 2001
--------------------------------------
Lewis A. Burnham*                           Trustee


/s/Mark S. Casady
        July 25, 2001
--------------------------------------
Mark S. Casady                              Trustee and President


/s/Linda C. Coughlin
        July 25, 2001
--------------------------------------
Linda C. Coughlin                           Trustee, Vice President and Chairman


/s/ Donald L. Dunaway
        July 25, 2001
--------------------------------------
Donald L. Dunaway*                          Trustee


/s/ James R. Edgar
        July 25, 2001
--------------------------------------
James R. Edgar*                             Trustee


/s/ William F. Glavin
        July 25, 2001
--------------------------------------
William F. Glavin*                          Trustee


/s/ Robert B. Hoffman
        July 25, 2001
--------------------------------------
Robert B. Hoffman*                          Trustee


/s/ Shirley D. Peterson
        July 25, 2001
--------------------------------------
Shirley D. Peterson*                        Trustee



/s/ Fred B. Renwick
        July 25, 2001
--------------------------------------
Fred B. Renwick*                            Trustee


/s/ William P. Sommers
        July 25, 2001
--------------------------------------
William P. Sommers*                         Trustee


/s/ John G. Weithers
        July 25, 2001
--------------------------------------
John G. Weithers*                           Trustee


/s/ John R. Hebble
        July 25, 2001
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial and
                                            Accounting Officer)


*By:     /s/Philip J. Collora
         -----------------------
         Philip J. Collora**
         ** Philip J. Collora signs this document pursuant to powers of attorney contained in (i) Post-Effective Amendment No. 11 to the Registration Statement, filed on February 20, 1998; and (ii) filed herein.

                                POWER OF ATTORNEY

                          Investors Municipal Cash Fund

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Philip J. Collora, John Millette, Caroline Pearson, and David Sturms and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                   TITLE
        DATE
---------                                   -----
        ----

/s/John W. Ballantine
        July 18, 2001
--------------------------------------
John W. Ballantine                          Trustee

/s/Lewis A. Burnham
        July 18, 2001
--------------------------------------
Lewis A. Burnham                            Trustee

/s/Mark S. Casady
        July 18, 2001
--------------------------------------
Mark S. Casady                              Trustee and President

/s/Linda C. Coughlin
        July 18, 2001
--------------------------------------
Linda C. Coughlin                           Trustee, Vice President and Chairman

/s/Donald L. Dunaway
        July 18, 2001
--------------------------------------
Donald L. Dunaway                           Trustee

/s/James R. Edgar
        July 18,2001
--------------------------------------
James R. Edgar                              Trustee

/s/William F. Glavin, Jr.
        July 18,2001
--------------------------------------
William F. Glavin, Jr.                      Trustee

/s/Robert B. Hoffman
        July 18, 2001
--------------------------------------
Robert B. Hoffman                           Trustee

/s/Shirley D. Peterson
        July 18, 2001
--------------------------------------
Shirley D. Peterson                         Trustee

/s/Fred B. Renwick
        July 18, 2001
--------------------------------------
Fred B. Renwick                             Trustee

/s/William P. Sommers
        July 18, 2001
--------------------------------------
William P. Sommers                          Trustee

/s/John G. Weithers
        July 18, 2001
--------------------------------------
John G. Weithers                            Trustee

                                                               File No. 33-34819
                                                               File No. 811-6108


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 18
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 19

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          INVESTORS MUNICIPAL CASH FUND

                          INVESTORS MUNICIPAL CASH FUND

                                  EXHIBIT INDEX

                                 Exhibit (b)(2)
                                 Exhibit (g)(2)
                                 Exhibit (h)(3)
                                   Exhibit (i)
                                   Exhibit (j)
                                 Exhibit (p)(1)
                                 Exhibit (p)(2)


                                       2